================================================================================

                                ----------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - January 18, 2001


                  Southwest Bancorporation of Texas, Inc.
              (Name of Registrant as specified in its charter)

               TEXAS                      000-22007              76-0519693
  (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                            4400 Post Oak Parkway
                             Houston, Texas 77027
                               (713) 235-8800
            (Address, including zip code, and telephone number,
     including area code, of Registrant=s principal executive offices)

                                      N/A
       (Former name or former address, if changed since last report.)

================================================================================

ITEM 5.  OTHER EVENTS.

    The purpose of this Form 8-K Current Report is to file as an exhibit, a copy of the Company's news release dated January 18, 2001 announcing the Company's operating results for the year 2000 and the fourth quarter thereof.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    Exhibit

      99.1 - News Release dated January 18, 2001, announcing the Company's operating results for the year 2000 and the fourth quarter thereof.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SOUTHWEST BANCORPORATION OF TEXAS, INC.


Date:  January 18, 2001                By: /s/ R. JOHN McWHORTER
                                          --------------------------------------
                                          R. John McWhorter
                                          Senior Vice President and Controller